UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2005

LEARNING CARE GROUP, INC.

(Exact name of registrant as specified in its Charter)

Michigan	0-27656	38-3261854

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

21333 Haggerty Road, Suite 300, Novi, Michigan	48375

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (248) 697-9000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

     On April 22, 2005, the Company issued the press release attached hereto as Exhibit 99.1, announcing improvement in the Company’s franchise revenue during the 2004 calendar year. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 8.01 by reference.

Item 9.01.                    Financial Statements and Exhibits.

(a) – (b)	Not applicable.
(c)	Exhibits.

99.1	Press Release issued April 22, 2005, announcing improvement in the Company’s franchise revenue during the 2004 calendar year.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEARNING CARE GROUP, INC.
Date: April 25, 2005	By:	/s/ Frank M. Jerneycic
Frank M. Jerneycic
Its: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued April 22, 2005 announcing improvement in the Company’s franchise revenue during the 2004 calendar year.